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                                                      Exhibit 99.1
                                                      ------------



                         Materials Presented to
                       Analysts on April 7, 1998

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Household                                         Beneficial
                                                  Corporation



                Shareholder/Analyst Presentation
                           April 1998

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Cautionary Statement
--------------------

This presentation contains certain estimates and projections regarding each of Household International, Beneficial Corporation and the combined company following the merger, including estimates and projections related to cost savings, enhanced revenues and accretion to illustrate earnings that may be realized from the merger, and certain restructuring charges expected to be incurred in connection with the merger. These estimates and projections constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and certainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, risks and uncertainties related to execution of the contemplated transaction (including integration activities) and the factors discussed in Household International's and Beneficial's current Forms 10K as filed with the Securities and Exchange Commission, to which reports reference is hereby made.
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Overview of Transaction
-----------------------

--   Strategically Compelling
     --   Creates one of the U.S.'s leading consumer lending
companies
     --   Combines the two best known brand names in consumer
finance
     --   Expands market presence and product offerings
     --   Provides significant cost savings opportunities
     --   Adds opportunity for future growth
     --   Creates value for shareholders

--   Financially Attractive
     --   $.20 to $.30 accretive to 1999 EPS
     --   Strengthens capital position
     --   Provides balance to portfolio mix
     --   Improves credit profile

--   Proven management track record of successfully integrating acquisitions and implementing cost savings
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Terms of Transaction
--------------------

Total Value (1) (2):          $8.6 Billion

Implied Value per BNL
  Share (1):                  $150.00

Fixed Exchange Ratio:         1.0222 Household share for each
                              Beneficial share

Structure:                    Pooling of interests

Multiples Paid:               With Synergies   Without Synergies
                              --------------   -----------------
  -- 1999 P/E (3)                  13.6X               24.9X
  -- P/B                            4.8                 4.8

Expected Closing:             Third Quarter 1998


Notes: (1) Based on closing prices as of April 6, 1998.
       (2) Assumes 6.0MM options outstanding with an average
            exercise price of $60.92
       (3) Based on IBES estimates.
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Strengths of Combined Company
-----------------------------

--   Combines complementary U.S. branch networks

--   Leverages scale of combined brands

--   Merges two large private label credit card issuers

--   Leverages strong UK branch and credit card operations

-- Utilizes "Best Practices" of centralized processing and decentralized sales

--   Expands product offerings and cross-sell opportunities

--   Balances portfolio mix

--   Broadens application of database marketing skills

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Beneficial is an Excellent Strategic Fit With Household
-------------------------------------------------------


Composition of Managed Receivables
----------------------------------

Beneficial                             Household
----------                             ---------

Real Estate                  49.7%     Visa/MasterCard
 40.3%
Private Label Credit Cards   26.8%     Real Estate Secured
 24.4%
Personal Unsecured           17.4%     Personal Unsecured
 20.2%
Other                         6.1%     Private Label Credit Cards
 12.6%
                                       Other
  2.5%

Total  $16,858MM                       Total  $45,376MM


Pro Forma Composition on Managed Receivables (1)
------------------------------------------------

Real Estate Secured          31.2%
Visa/MasterCard              29.3%
Personal Unsecured           19.5%
Private Label Credit Cards   16.4%
Other                         3.6%

Total  $62,234MM


Total Customer Accounts (1)
   Beneficial         7,100,000
   Household         23,000,000
   Pro Forma Comb.   30,100,000

Note:  (1) Excluding the sale of Beneficial's Canadian and
           German operations.

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Creates a Significantly Stronger Market Player
----------------------------------------------

Book Value (1)

Combined Company                  $6,314MM
Associates                        $6,269MM
Household                         $4,516MM
MBNA                              $1,764MM
Beneficial (5)                    $1,798MM
Norwest Finance (4)               $1,358MM
American General (4)              $1,323MM
AVCO                              $1,218MM
Capital One                       $  893MM


Market Capitalization (2)

Associates (4)                    $28,759MM
Combined Company (3)              $22,907MM
MBNA                              $18,791MM
American General                  $16,214MM
Household                         $15,952MM
Beneficial                        $ 6,955MM
Capital One                       $ 5,822MM


Total Managed Assets

Combined Company                  $71,340MM
Associates                        $60,100MM
MBNA                              $59,686MM
Household                         $51,868MM
Beneficial (4)                    $19,472MM
Capital One                       $16,631MM
Norwest Finance                   $ 9,187MM
AVCO                              $ 8,826MM
American General (4)              $ 8,770MM


Last 12 Month Net Income

Associates                        $1,032MM
Combined Company                  $  961MM
Household                         $  687MM
MBNA                              $  623MM
Norwest Finance (4)               $  279MM
Beneficial                        $  274MM
AVCO                              $  192MM
Capital One                       $  169MM
American General (4)              $   42MM

Notes:   (1) Financial data as of 12/31/97, unless otherwise noted.
         (2) Market data as of 3/4/98.
         (3) Calculated by adding Household and Beneficial.
Excludes
             acquisition effects.
         (4) Financial data as of 9/30/97.
         (5) Excludes Canadian and German operations.
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Strategy for Combined Company Operations
----------------------------------------

--   U.S. branch network
     --   Maintain Beneficial brand name on Beneficial branches
     --   Evaluate branch overlap and consolidate where appropriate
     --   Increase Beneficial branch sales by leveraging existing
Household
          technology
     --   Centralize collections and administrative functions
     __   Accelerate productivity focus

--   U.K. branches
     --   Integrate with existing Household businesses and
technology
     --   Realize efficiency gains

--   Private Label credit card business
     --   Combine businesses under Household/Beneficial brand
     --   Integrate technology and back-offices
     --   Realize efficiency gains
     --   Improve lead management and cross-sell

--   Merge corporate, administrative and systems areas with
Household to
     improve efficiency

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Overview of Cost Savings and Revenue Enhancements
-------------------------------------------------
Fully Phased-In Basis


Fully phased-in cost saves                      $450MM

  -- % BNL expenses (1)                          41.5%

  -- % of combined BNL and HI expenses (1)       14.7%


BNL efficiency ratio

  -- Before                                        52%

  -- After - pro forma combined company        Low 30%



Note:  (1) Percentages based on 1997.

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Revenue Enhancements
--------------------

--   Sources of additional revenue

     --  Additional sales productivity

     -- Offering Household's Personal Home Owner Loan products to Beneficial customers

     --  Selectively increase LTV on real estate secured

     --  Additional fee income

     --  Employ excess capital

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One-Time Costs
--------------
($Millions)


Fixed Asset & Systems Write-Down     $  225
Peapack and Harbor Island               150
Severance and Retention                 200
Securitization Reserve Adj.             150
Transaction Costs                       100
Debt Retirement                          75
Other                                   100
                                     ------
                                     $1,000

% of Run Rate Cost Savings              227%
                                     ======

% of Run Rate Cost Savings
Without Peapack Facility,
Harbor Island and
Debt Refinancing                        177%
                                     ======

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Pro Forma Financials
--------------------
Income Statement - Pooling Accounting
($ Millions)

                                          1999
                                        ------
Household IBES Net Income (1)           $1,016

Beneficial IBES Net Income (2)             341

After Tax Synergies                        270
                                        ------

Adjusted Net Income                     $1,627
                                        ======

Avg. Diluted Shares Outstanding          169.5

Pro Forma EPS                           $ 9.60

Household Standalone EPS               $ 9.35

Accretion (Dilution) (3)                $ 0.25


Notes:  (1) Based on $9.35 1999 IBES estimate for Household.
        (2) Based $6.03 1999 IBES estimate for Beneficial.
        (3) Represents mid-point of expected accretion range of $0.20 to $0.30.

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Household Financial Performance
-------------------------------

Earnings Per Share
------------------

1993     -       $2.86
1994     -       $3.50
1995     -       $4.31
1996     -       $5.31
1997     -       $6.50

CAGR:  22.9%

Efficiency Ratio
----------------

1993     -       52%
1994     -       53%
1995     -       46%
1996     -       41%
1997     -       36%

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Record of Outstanding Performance
---------------------------------

Graph presenting the performance of Household Common Stock from August 1, 1994 ($34.25 per share) to April 6, 1998 ($146.75 per share).


Transaction Provides Opportunity for Continued Outperformance
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Summary
-------


--   Compelling strategic fit

--   Accretive beginning in 1999

--   Opportunity for improved efficiency

--   Platform for sustained future growth

--   Attractive for investors